Exhibit 10.15.1

FOIA CONFIDENTIAL TREATMENT REQUESTED

Confidential Materials omitted and filed separate with the Securities and Exchange Commission

Triple asterisks denote omissions

ADDENDUM OF ADDITIONAL PRODUCT ADDED TO THE

LIMITED LIABILITY COMPANY AGREEMENT OF PETERSON ATHENEX

PHARMACEUTICALS, LLC DATED OCTOBER 4TH, 2016

November 29, 2016

Product: Desmopressin Acetate Injection (hereinafter referred to as “Product”) as 4mcg per ml with volume configurations of 1ml and 10m1, in 2m1 and 10m1 glass vials. The Product is in conformance with its FDA approved specifications shown in Exhibits A and B.

Term: The term will be ten (10) years beginning on the date of Product ANDAs approved by US FDA, and is renewable automatically for one (1) years period, unless terminated in writing, 6 (six) month prior to the end of the term or automatic extension.

Territory: The United States of America, its territories and possessions, and the Commonwealth of Puerto Rico, Canada, and the entire Central and South America, Latin America region.

Purchases: At time of purchase order placement, a down payment of fifty percent (50%) of the purchase value will be remitted.

In-Licensing Fee: We would agree to pay the In-Licensing Fee of the Product by USD 200,000. The upfront payment by 40% (USD 80,000: SUNGEN pays USD 40,000 and ATHENEX pays USD 40,000) of the In-Licensing Fee will be made after signing of this document. 60% (USD 120,000: SUNGEN pays USD 60,000 and ATHENEX pays USD 60,000) of the fee will be made when FDA grants the ANDAs approval of the Product.

GDUFA Fee Sharing: 8% of annual GDUFA (facility) fee shall be paid to UBIP from 2018 fiscal year onward. SUNGEN and ATHENEX will share the 8% GDUFA fee equally (SUNGEN pays 4% of total and ATHENEX pays 4% of total).

ANDA Fee: We agree to pay 50% of the ANDA fee (2017 fiscal year) of the Product to ANDA holder. SUNGEN will pay 25% of total and ATHENEX will pay 25% of total.

Transfer Price: The initial Product launching transfer price is agreed by two parties to be ex-work Taiwan at USD $*** per vial for the 1ml volume configuration (4mcg) and USD $*** per vial for the 10m1 volume configuration (40mcg). The Transfer Price shall be established on July of each calendar year and shall remain fixed for the next twelve (12) months. The Transfer Price shall increase or decrease based upon changes in the actual cost of components, only if the costs exceed or below 10% of Transfer Price of the Product including API and container-closure system. The payment of Transfer Price shall be made to UBIP within sixty (60) days from the date of the Invoice date.

Profit Sharing: UBI and PETERSON ATHENEX shall each retain 50% of the profit. PETERSON ATHENEX will share its 50% of the total profit with 25% going to SUNGEN and 25% to ATHENEX.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

DRUG PRODUCT RELEASE SPECIFICATIONS

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B

DRUG PRODUCT STABILITY SPECIFICATIONS

	***	***	***
1.	***	***	***
2.	***	***	***
3.	***	***	***
4.	***	***	***
5.	***	***	***
6.	***	***	***
7.	***	***	***
8.	***	***	***
9.	***	***	***
10.	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT C

ANNUAL FORECAST TARGETS

Units.
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

•	***

•	***

•	***

•	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

SunGen Pharma LLC	Athenex Pharmaceuticacl Division, LLC

Signature	Signature

Print Name	Print Name

Title	Title

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.